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                                                                    EXHIBIT 99.1

                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

         Dated:   July 5, 2001

                                       MERCANTILE EQUITY PARTNERS III, L.P.,
                                       an Illinois limited partnership

                                       By:    Mercantile Equity Partners III,
                                              L.L.C., an Illinois limited
                                              liability company, its General
                                              Partner

                                              By:    ________________________
                                              Name:  I. Steven Edelson
                                              Title: Managing Member

                                       MERCANTILE EQUITY PARTNERS III, L.L.C.,
                                       an Illinois limited liability company

                                       By:    _________________________
                                       Name:  I. Steven Edelson
                                       Title: Managing Member

                                       MERCANTILE CAPITAL PARTNERS I, LP, an
                                       Illinois limited partnership

                                       By:    Mercantile Capital Group, LLC,
                                              a Delaware limited liability
                                              company, its general partner

                                              By:  Mercantile Capital
                                                   Management Corp., an
                                                   Illinois corporation, its
                                                   manager

                                                   By: _________________________
                                                       Name:  I. Steven Edelson
                                                       Title: President


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                                           MERCANTILE CAPITAL GROUP, LLC,
                                           a Delaware limited liability company

                                           By:     Mercantile Capital Management
                                                   Corp., an Illinois
                                                   corporation, its manager

                                                   By:     _____________________
                                                   Name:   I. Steven Edelson
                                                   Title:  President

                                           MERCANTILE CAPITAL MANAGEMENT CORP.,
                                           an Illinois corporation, its manager

                                           By:     _________________________
                                           Name:   I. Steven Edelson
                                           Title:  President


                                           ___________________________________
                                           MICHAEL A. REINSDORF, an Individual


                                           ___________________________________
                                           I. STEVEN EDELSON, an Individual

                                           THE EDELSON FAMILY TRUST DATED
                                           SEPTEMBER 17, 1997

                                           By:     _________________________
                                           Name:   I. Steven Edelson
                                           Title:  Trustee


                                           _____________________________________
                                           NATHANIEL C. A. KRAMER, an Individual